SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02. Unregistered Sales of Equity Securities

     On August 2, 2006, the acquisition contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 2, 2006, by and among Level 3 Communications, Inc., a Delaware corporation (the "Company"), Eldorado Acquisition One, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company ("Merger Sub"), Looking Glass Networks Holding Co., Inc., a Delaware corporation ("LGN"), and Cheshire Holding Corp., as agent for the securityholders of LGN (the "Stockholders' Agent") was completed. Pursuant to the Merger Agreement, LGN became a wholly owned subsidiary of the Company.

     Under the terms of the Merger Agreement, in consideration of the acquisition, the Company (i) issued to LGN's securityholders 21,300,779 shares of unregistered common stock, par value $0.01 per share, of the Company, of which 2,674,795 shares are being held in escrow and (ii) paid to LNG's securityholders approximately $8.7 million in cash, of which approximately $637,000 is being held in escrow. The Company also repaid approximately $66.7 million of LGN's outstanding debt. The transaction purchase price is not subject to any post-closing adjustments.

     The Company's shares of common stock issued in the acquisition were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

     Pursuant to a registration rights agreement, dated as of August 2, 2006, between the Company and the Stockholders' Agent (the "Registration Rights Agreement"), the Company will file a registration statement covering the shares issued pursuant to the Merger Agreement within five business days of the closing, and this registration statement will become automatically effective upon filing.

     The Registration Rights Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The descriptions of the Registration Rights Agreement in this Form 8-K are qualified in their entirety by reference to such exhibit.

Item 8.01. Other Events

     On August 3, 2006, Level 3 issued a press release announcing that it has completed the acquisition of LGN. The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference as if set forth in full.

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Item 9.01.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

                  None

          (b)  Pro Forma Financial Information

                  None

          (c)  Shell Company Transactions

                  None

          (d)  Exhibits

          10.1 Registration Rights Agreement, dated as of August 2, 2006, between Level 3 Communications, Inc. and Cheshire Holding
               Corp., as agent for the securityholders of Looking Glass Networks Holding Co., Inc.

          99.1 Press Release, dated August 2, 2006, of Level 3 Communications, Inc. relating to the closing of the acquisition of Looking Glass Networks Holding Co., Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  August 3, 2006